SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2005 (June 20, 2005)

Central Parking Corporation

(Exact name of Registrant as specified in its charter)

Tennessee	001-13950	62-1052916

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 21st Avenue South, Suite 200 Nashville, TN 37212
(Address of principal executive offices)

(615) 297-4255
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address,
if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 20, 2005, Central Parking Corporation (the “Company”) issued a press release announcing that it has terminated discussions regarding the potential sale of the Company. A copy of that press release is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number	Exhibit
99.1	Press Release dated June 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ Benjamin F. Parrish, Jr.
Benjamin F. Parrish, Jr.
Senior Vice President and General Counsel

Date: June 23, 2005

Exhibit Index

Exhibit No.
99.1	Press release dated June 20, 2005.